Exhibit 21.1

SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2014

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Austin Data, Inc.	Texas
BP456, Inc.	Delaware
C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders
Cane Island, LLC	Delaware
CH Funding, LLC	Delaware
CH Investments of Texas, Inc.	Delaware
CHI Construction Company	Arizona
CHM Partners, L.P.	Texas
CHTEX of Texas, Inc.	Delaware
The Club at Cobblestone, LLC	Delaware
The Club at Hidden River, LLC	Delaware
The Club at Pradera, Inc.	Delaware
Continental Homes, Inc.	Delaware	Astanté Luxury Communities, Astanté Luxury Homes, D.R. Horton - Continental Series, D.R. Horton - Astanté Series, Traditions - D.R. Horton
Continental Homes of Texas, L.P.	Texas	D.R. Horton Homes, D.R. Horton America's Builder, Emerald Homes, Express Homes
Continental Residential, Inc.	California	Continental Homes, D.R. Horton America's Builder, Horton Continental
Continental Traditions, LLC	Arizona
Cypress Road, L.P.	California
Desert Ridge Phase I Partners	Arizona
DHI Insurance, Inc.	Vermont
DHI Mortgage Company	Colorado	CH Mortgage Company
DHI Mortgage Company GP, Inc.	Delaware
DHI Mortgage Company LP, Inc.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Mortgage Company, Ltd.	Texas
CH Mortgage I, Ltd., CH Mortgage Company I, Ltd., CH Mortgage Company I, Ltd., L.P., CH Mortgage Company I, Ltd., Limited Partnership, DHI Mortgage Company Ltd., Limited Partnership, DHI Mortgage Limited Partnership

DHI Ranch, Ltd.	Texas
DHI Title GP, Inc.	Texas
DHI Title LP, Inc.	Delaware
DHI Title of Alabama, Inc.	Alabama
DHI Title of Arizona, Inc.	Arizona	DHI Title Agency
DHI Title of Florida, Inc.	Florida
DHI Title of Minnesota, Inc.	Delaware	DHI Title of Hawaii, DHI Title of Louisiana
DHI Title of Nevada, Inc.	Delaware
DHI Title of Texas, Ltd.	Texas
D.R. Horton - Crown, LLC	Delaware	Crown Communities
D.R. Horton - Crown Realty Professionals, Inc.	Delaware
D.R. Horton - Emerald, Ltd.	Texas	D.R. Horton America's Builder
D.R. Horton - Regent, LLC	Delaware
D.R. Horton - Schuler Homes, LLC	Delaware
Awakea at Mehana, Holo’llina at Kohea Loa, Homesave by DR Horton, Honouliuli Town, Ho’olilina at Kohea Loa, Ho’oluana at Kohea Loa, Ho’onanea at Lahaina, Ho’opili at Kapolei, Ho’opili Oahu, Ho’opili Town, Ironwoods at Kailua, Ka Malanai, Kahiwelo at Makakilo, Kapolei Knolls, Keiki Country, Kohea Loa, Kopa’a at Kohea Loa, Kuamo’o at Kohea Loa, Kukuna at Mehana, Kumupa’a at the Kohea Loa, La Hiki at Mehana, Makalae at Sea Country, Manawale’a at Kohea Loa, Nanala at Mehana, Opukea at Lahaina, Pulewa at Mehana, Sea Country Club, The Shops at Sea Country, Town Walk Residences in Kailua, University Place at Kapolei, University Village at Kapolei, Emerald Homes, Express Homes

D.R. Horton - Texas, Ltd.	Texas	D.R. Horton - Texas, Ltd. LP, D.R. Horton America's Builder, D.R. Horton Homes, Emerald Homes, Express Homes
D.R. Horton, Inc. - Birmingham	Alabama	Emerald Homes, Express Homes
D.R. Horton, Inc. - Chicago	Delaware
D.R. Horton, Inc. - Denver	Delaware	Trimark Communities, D.R. Horton - Trimark Series

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton, Inc. - Dietz-Crane	Delaware
D.R. Horton, Inc. - Fresno	Delaware	D.R. Horton America's Builder
D.R. Horton, Inc. - Greensboro	Delaware
D.R. Horton, Inc. - Gulf Coast	Delaware
D.R. Horton, Inc. - Huntsville	Delaware	Emerald Homes, Express Homes
D.R. Horton, Inc. - Jacksonville	Delaware	Continental Homes, Continental Homes - Jacksonville, Emerald Homes, Express Homes
D.R. Horton, Inc. - Louisville	Delaware
D.R. Horton, Inc. - Minnesota	Delaware	Emerald Homes, Express Homes
D.R. Horton, Inc. - New Jersey	Delaware	Emerald Homes, Emerald Homes of Pennsylvania, Express Homes, Express Homes of Pennsylvania
D.R. Horton, Inc. - Portland	Delaware	D.R. Horton America's Builder, Emerald Homes, Express Homes, Express Homes of Oregon
D.R. Horton, Inc. - Sacramento	California	D.R. Horton America's Builder, Emerald Homes, Express Homes
D.R. Horton, Inc. - Torrey	Delaware	Torrey Homes
D.R. Horton, Inc. - Foundation	Texas
D.R. Horton BAY, Inc.	Delaware	D.R. Horton America's Builder, Emerald Homes, Express Homes
D.R. Horton Commercial, Inc.	Delaware
D.R. Horton Cruces Construction, Inc.	Delaware
D.R. Horton Great Western Ranch, LLC	Delaware
D.R. Horton Insurance Agency, Inc.	Texas
D.R. Horton LA North, Inc.	Delaware
D.R. Horton Life Insurance Agency, Inc.	Texas
D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America's Builder, Emerald Homes, Express Homes, Seabridge Marina
D.R. Horton Management Company, Ltd.	Texas
D.R. Horton Materials, Inc.	Delaware
D.R. Horton Realty of Central Florida, LLC	Delaware
D.R. Horton Realty of Northwest Florida, LLC	Delaware
D.R. Horton Realty of Southeast Florida, LLC	Delaware
D.R. Horton Realty of Southwest Florida, LLC	Delaware
D.R. Horton Seabridge Marina, Inc.	Delaware
D.R. Horton Serenity Construction, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton VEN, Inc.	California	D.R. Horton America's Builder, Emerald Homes
DRH Cambridge Homes, Inc.	California	Cambridge Homes, Emerald Homes, Express Homes, Express Homes of Illinois
DRH Cambridge Homes, LLC	Delaware
DRH Capital Trust I	Delaware
DRH Capital Trust II	Delaware
DRH Capital Trust III	Delaware
DRH Colorado Realty, Inc.	Delaware
DRH Construction, Inc.	Delaware
DRH Energy, Inc.	Colorado
DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos
DRH Properties, Inc.	Arizona
DRH Realty Company, Inc.	California	CH Realty
DRH Regrem VII, LP	Texas
DRH Regrem XII, LP	Texas
DRH Regrem XIV, Inc.	Delaware
DRH Regrem XV, Inc.	Delaware
DRH Regrem XVI, Inc.	Delaware
DRH Regrem XVII, Inc.	Delaware
DRH Regrem XVIII, Inc.	Delaware
DRH Regrem XIX, Inc.	Delaware
DRH Regrem XX, Inc.	Delaware
DRH Regrem XXI, Inc.	Delaware
DRH Regrem XXII, Inc.	Delaware
DRH Regrem XXIII, Inc.	Delaware
DRH Regrem XXIV, Inc.	Delaware
DRH Regrem XXV, Inc.	Delaware
DRH Regrem XXVIII, LLC	Delaware
DRH Regrem XXIX, LLC	Delaware
DRH Regrem XXX, LLC	Delaware
DRH Southwest Construction, Inc.	California
DRH Tucson Construction, Inc.	Delaware
DRHI, Inc.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Emerald Creek No. 4, L.P.	Texas
Emerald Realty of Alabama, LLC	Delaware
Emerald Realty of Central Florida, LLC	Delaware
Emerald Realty of North Florida, LLC	Delaware
Emerald Realty of Northwest Florida, LLC	Delaware
Emerald Realty of Southeast, LLC	Delaware
Emerald Realty of Southwest, LLC	Delaware
Encore II, Inc.	Arizona
Encore Venture Partners, L.P.	Delaware
Encore Venture Partners II (California), L.P.	Delaware
Encore Venture Partners II (Texas), L.P.	Delaware
Express Homes Realty of Alabama, LLC	Delaware
Express Realty of Central Florida, LLC	Delaware
Express Realty of Melbourne Florida, LLC	Delaware
Express Realty of North Florida, LLC	Delaware
Express Realty of Northwest Florida, LLC	Delaware
Express Realty of Southeast Florida, LLC	Delaware
Express Realty of Southwest Florida, LLC	Delaware
Georgetown Data, Inc.	Texas
Germann & McQueen, L.L.C.	Arizona
GP-Encore, Inc.	Arizona
Grande Realty Incorporated	New Jersey	D.R. Horton Realty, Inc.
Grand Title Agency, LLC	New Jersey
Greywes, LLC	California	D.R. Horton America's Builder
HPH Homebuilders 1995 L.P.	California
HPH Homebuilders 1996 L.P.	California
HPH Homebuilders 2000 L.P.	California
Hadian, LLC	Delaware
Haskell Canyon Partners, L.P.	California
Haskell Canyon Partners II, L.P.	California
Iao Partners	Hawaii
Kaomalo LLC	Hawaii

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

KDB Homes, Inc.	Delaware	Continental Homes, Continental Welcome Home, D.R. Horton - Continental Series, D.R. Horton America's Builder
Livermore Homebuilders L.P.	California
McQueen & Willis, LLC	Arizona
Meadows I, Ltd.	Delaware
Meadows II, Ltd.	Delaware
Meadows VIII, Ltd.	Delaware
Meadows IX, Inc.	New Jersey
Meadows X, Inc.	New Jersey
Melmort Co.	Colorado
Melody Homes, Inc.	Delaware	D.R. Horton - Melody Series, D. Jensen Homes, Inc., D.R. Horton America's Builder, Emerald Homes, Express Homes
Metro Star Canyon, LLC	Colorado
Metro Title, LLC	Virginia
Oakley-Avalon L.P.	California
Rielly Carlsbad LLC	Delaware
Rielly Homes Madison, LLC	Delaware
Schuler Homes of Arizona LLC	Delaware	Continental Homes, D.R. Horton - Continental Series, D.R. Horton - Schuler Series
Schuler Homes of California, Inc.	California
Schuler Homes of Oregon, Inc.	Oregon
Schuler Homes of Washington, Inc.	Washington	Keys & Schuler Homes, Schuler Homes Northwest
Schuler Mortgage, Inc.	Delaware
Schuler Realty Hawaii, Inc.	Hawaii
SGS Communities at Grand Quay L.L.C	New Jersey
SHA Construction LLC	Delaware
SHLR of California, Inc.	California
SHLR of Colorado, Inc.	Colorado
SHLR of Nevada, Inc.	Nevada
SHLR of Utah, Inc.	Utah
SHLR of Washington, Inc.	Washington
SRHI LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

SSHI LLC	Delaware	DR Horton, D.R. Horton, DR Horton Custom Homes, D.R. Horton Custom Homes, Stafford Homes, Stafford Custom Homes, Emerald Homes, Express Homes
Surprise Village North, LLC	Arizona
Travis County Title Company	Texas	DHI Title of Georgia, DHI Title of Central Texas
Venture Management of South Carolina, LLC	South Carolina
Vertical Construction Corporation	Delaware
Western Pacific Brea Development, LLC	Delaware
Western Pacific Funding, Inc.	California
Western Pacific Housing, Inc.	Delaware	D.R. Horton America's Builder, D.R. Horton Homes Western Pacific Housing San Diego Division, Emerald Homes, Express Homes
Western Pacific Housing, L.P.	California
Western Pacific Housing-Antigua, LLC	Delaware
Western Pacific Housing - Aviara, L.P.	California
Western Pacific Housing-Boardwalk, LLC	Delaware
Western Pacific Housing-Broadway, LLC	Delaware
Western Pacific Housing-Canyon Park, LLC	Delaware
Western Pacific Housing-Carmel, LLC	Delaware
Western Pacific Housing-Carrillo, LLC	Delaware
Western Pacific Housing-Communications Hill, LLC	Delaware
Western Pacific Housing-Copper Canyon, LLC	Delaware
Western Pacific Housing - Coto Venture, L.P.	California
Western Pacific Housing-Creekside, LLC	Delaware
Western Pacific Housing - Culver City, L.P.	California
Western Pacific Housing-Del Valle, LLC	Delaware
Western Pacific Housing-Lomas Verdes, LLC	Delaware
Western Pacific Housing-Lost Hills Park, LLC	Delaware
Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware
Western Pacific Housing Management, Inc.	California	D.R. Horton America's Builder
Western Pacific Housing-McGonigle Canyon, LLC	Delaware
Western Pacific Housing - Mountaingate, L.P.	California
Western Pacific Housing-Norco Estates, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Western Pacific Housing - Oso, L.P.	California
Western Pacific Housing-Pacific Park II, LLC	Delaware
Western Pacific Housing-Park Avenue East, LLC	Delaware
Western Pacific Housing-Park Avenue West, LLC	Delaware
Western Pacific Housing-Playa Vista, LLC	Delaware
Western Pacific Housing - Poinsettia, L.P.	California
Western Pacific Housing-River Ridge, LLC	Delaware
Western Pacific Housing-Robinhood Ridge, LLC	Delaware
Western Pacific Housing-Santa Fe, LLC	Delaware
Western Pacific Housing - Scripps, L.P.	California
Western Pacific Housing-Scripps II, LLC	Delaware
Western Pacific Housing - SDG, LLC	California
Western Pacific Housing - Seacove, L.P.	California
Western Pacific Housing-Studio 528, LLC	Delaware
Western Pacific Housing-Terra Bay Duets, LLC	Delaware
Western Pacific Housing-Torrance, LLC	Delaware
Western Pacific Housing-Torrey Commercial, LLC	Delaware
Western Pacific Housing-Torrey Meadows, LLC	Delaware
Western Pacific Housing-Torrey Multi-Family, LLC	Delaware
Western Pacific Housing-Torrey Village Center, LLC	Delaware
Western Pacific Housing-Vineyard Terrace, LLC	Delaware
Western Pacific Housing - Westlake II, L.P.	California
Western Pacific Housing-Windemere, LLC	Delaware
Western Pacific Housing - Windflower, L.P.	California
WPH-Camino Ruiz, LLC	Delaware
WPH-Copper Canyon, LLC	Delaware
WPH-Copper Canyon II, LLC	Delaware
WPHD/Camarillo, LLC	California
WPHD/Ventura, LLC	California
WPH-Oxnard Coastal, LLC	Delaware
2 C Development Company LLC	California
8800 Roswell Road Bldg. B, LLC	Delaware
91st Avenue & Happy Valley, L.L.C.	Arizona